Fees Summary	Dec. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,102,091.09
Previously Paid Amount	587.83
Total Fee Amount	1,533.20
Total Offset Amount	0.00
Net Fee	$ 945.37